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                                                                      Exhibit 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 33-47074; 33-47147; 33-57557; 33-63101; 333-66129;
333-72787 and 333-78953) of FirstMerit Corporation of our report dated January 31, 2002, relating to the consolidated financial statements, which appears in this Annual Report on Form 10K.

/s/ PricewaterhouseCoopers, LLP

Chicago, Illinois
March 8, 2002